INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES

13. INCOME TAXES

Cayman Islands Tax

The Company is incorporated in the Cayman Islands and is not subject to tax in this jurisdiction.

PRC Tax

The Company's subsidiaries are registered in the PRC as foreign invested enterprises. Under the Laws of the People's Republic of China on Enterprise Income Tax (the "EIT Law") which are effective January 1, 2008, the statutory enterprise income tax rate is 25%.

Chongqing Daqo is a foreign invested enterprise located in Chongqing. In accordance with a PRC tax regulation which encourages investment in China's southwest region, Chongqing Daqo is entitled to a preferential tax rate of 15% from its establishment through 2012. On November 19, 2012, Chongqing Daqo obtained a High and New Technology Enterprise ("HTNE") certificate for a valid period of 3 years till 2014. In 2012, Chongqing Daqo was entitled to a preferential tax rate of 15% for the year ended December 31, 2012 because of its HTNE status.

Daqo New Material is a domestic enterprise registered in Chongqing and is subject to an income tax rate of 25% for each of the three years ended December 31, 2012.

Nanjing Daqo is a foreign-invested enterprise established on December 20, 2007 located in Nanjing. The company started to carry out its operation from July, 2011, and was disposed on September 28, 2012. It is subject to an income tax rate of 25% for each of the three years ended December 31, 2012.

Xinjiang Daqo is a foreign-invested enterprise established on February, 2012 located in Shihezi Economic Development Area in Xinjiang Autonomous Region. The fixed assets of this entity are still under construction and the entity will be subject to an income tax rate of 25% for the year ended December 31, 2012.

United States

Daqo America is subject to United States income tax at a combined federal and state tax rate of 40% in 2010, 2011 and 2012.

Under the current EIT Law and implementation regulations issued by the PRC State Council, an income tax rate of 10% is applicable to interest and dividends payable to investors that are "non-resident enterprises", which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such interest or dividends have their sources within the PRC. The Company certified that the undistributed earnings of the Group's PRC subsidiaries of $63.2 million as of December 31, 2012 will be permanently reinvested, therefore, no provision for PRC dividend withholding tax has been provided thereon.

The Group made its assessment of the level of authority for each tax position (including the potential application of interests and penalties) based on the tax positions' technical merits, and measured the unrecognized benefits associated with the tax positions. The Group did not have any unrecognized tax benefits as of December 31, 2011 and 2012. The Group does not anticipate that unrecognized tax benefits will significantly increase or decrease within the next twelve months.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. From inception to 2012, the Group's PRC subsidiaries are subject to examination of the PRC tax authorities. The Group classifies interest and penalties associated with taxes as income tax expense. Such charges were immaterial in the years ended December 31, 2010, 2011 and 2012.

Income tax expenses are recognized in the following accounts:

	Year ended December 31,
	2010	2011	2012
Income tax expense from continuing operations	$13,256,751	$2,717,561	$10,253,587
Income tax benefit from discontinued operations	(419,616)	(2,003,289)	-

Total	$12,837,135	$714,272	$10,253,587

Income tax expenses comprise:

	Year ended December 31,
	2010	2011	2012
Current Tax Expenses (Benefit)	$13,056,624	$20,647,400	$(1,894,736)
Deferred Tax Expenses (Benefit)	(219,489)	(19,933,128)	12,148,323

Total	$12,837,135	$714,272	$10,253,587

The principal components of deferred income tax assets and liabilities are as follows:

	December 31,
	2011	2012
Net operating loss carried forward	$909,501	$13,984,909
Depreciation of property, plant and equipment	938,768	554,227
Accrued warranty cost	111,111	-
Inventory write-down	3,651,428	3,687,349
Bad debt provision	308,183	349,466
Government grants related to assets	6,463,295	320,960
Long-lived asset impairment	9,866,564	19,810,832
Others	-	390,491
Valuation Allowance	-	(37,682,733)

Total	$22,248,850	$1,415,501

Deferred tax assets are analyzed as:
Current	$4,348,146	$358,435
Non-current	17,900,704	1,057,066
Deferred tax liabilities are analyzed as:
Current	$-	$-
Non-current	-	-

The Group uses the asset and liability method to record related deferred tax assets and liabilities. In assessing the reliability of deferred tax assets, the Group considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based on the level of projections for future taxable income over the periods in which the deferred tax assets are deductible, the Group believes it is not more likely than not that the Group will realize the benefits of these deductible differences of Chongqing Daqo and Daqo New Material as at December 31, 2012 and the Group believes that it is more likely than not that the Group will realize the benefits of these deductible differences of Xinjiang Daqo as at December 31, 2012. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry-forward period are reduced. Xinjiang Daqo had net operating losses carried forward of approximately $2,992,570, which will expire if not used before December 31, 2017.

The effective income tax rate of the Group is different from the expected PRC statutory rate as a result of the following items:

	Year ended December 31,
	2010	2011	2012
PRC Enterprise Income Tax	25%	25%	25%
Preferential income tax rate of a subsidiary	(11)%	(12)%	(9)%
Effect of different reversal rate	-	(14)%	8%
Additional tax deductions	(1)%	-%	-%
Non-deductible expenses	3%	1%	-%
Different tax rate in other jurisdictions	-	2	(1)%
Changes in valuation allowance	-	-	(35)%
Prior year adjustment	-	-	2%

Effective tax rate	16%	2%	(10)%

The aggregate amount and per share effect of the tax holiday are as follows:

	Year ended December 31,
	2010	2011	2012

	$	$	$

The aggregate dollar effect (in thousands)	8,689	4,388	-
Per share effect-basic	0.06	0.02	-
Per share effect-diluted	0.06	0.02	-